                                                                EXHIBIT 10.143

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT

         This Collateral Assignment, Patent Mortgage and Security Agreement is made as of the 10th day of July 1995, by and between Alpha Microsystems ("Assignor"), and Silicon Valley Bank, a California banking corporation ("Assignee").

                                    RECITALS

         A. Assignee has agreed to lend to Assignor certain funds (the "Loans"), pursuant to a Loan and Security Agreement of even date herewith (the "Loan Agreement") and Assignor desires to borrow such funds from Assignee.

         B. In order to induce Assignee to make the Loans, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Assignment, Patent Mortgage and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

                 (a) All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Exhibit A-1 to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United
States under 17 U.S.C. Sec. 106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Assignor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

                 (b) All present and future copyrights which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties, payments, and other amounts payable to Assignor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

                 (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this Agreement (the "Licenses").

                 (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

                 (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                 (f) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

                 (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                 (h) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

                 (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                 (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                 (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                 (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

         2. Authorization and Request. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

         3. Covenants and Warranties. Assignor represents, warrants, covenants and agrees as follows:

                 (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business.

                 (b) Listed on Exhibits A-1 and A-2 are all * copyrights owned by Assignor, in which Assignor has an interest, or which are used in Assignor's business **.

                 * MATERIAL

                 ** AND WHICH, IN ANY EVENT, RELATE TO OR RESULT IN 100% OF THE ACCOUNTS THAT ASSIGNOR INCLUDES AND WILL INCLUDE IN THE COLLATERAL REPORTS THAT ASSIGNOR PROVIDES TO ASSIGNEE FOR BORROWING PURPOSES UNDER THE LOAN AGREEMENT

                 (c) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Assignor or is an employee of Assignor acting within the scope of his or her employment and was such an employee at the time of said creation.

                 (d) All of Assignor's present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Assignor (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Assignor requests or accepts any loan from Assignee with respect to such Receivables and prior to the date Assignor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to Assignee, and Assignor shall provide to Assignee copies of all such registrations promptly upon the receipt of the same.

                 (e) Assignor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Assignor all rights of authorship to any copyrighted material in which Assignor has or may subsequently acquire any right or interest.

                 (f) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment.

                 (g) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

                 (h) Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                 (i) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

                 (j) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

                 (k) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

                 (l) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (m) below;

                 (m) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

                 (n) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

                 (o) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

                 (p) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         4. Assignee's Rights. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

         6.      Further Assurances; Attorney in Fact.

                 (a) Upon an Event of Default, on a continuing basis thereafter, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                 (b) Upon an Event of Default, Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

                          (i)     To modify, in its sole discretion, this
Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

                          (ii)    To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

                 (a)      An Event of Default occurs under the Loan
Agreement; or

                 (b) Assignor breaches any warranty or agreement made by Assignor in this Assignment.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

         9. Indemnity. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising form or out of Assignee's gross negligence or willful misconduct.

         10. Release. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all assignments and other instruments as may be reasonably necessary or proper to terminate Assignee's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Assignee pursuant to this Agreement. For the purpose of this Agreement, the obligations secured hereunder shall be deemed to continue if Assignor enters into any bankruptcy or similar proceeding at a time when any amount paid to Assignee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

         11. No Waiver. No course of dealing between Assignor and Assignee, nor any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Assignee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Assignee.

         12. Rights Are Cumulative. All of Assignee's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

         13. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         14. Attorneys' Fees. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         15. Amendments. This Assignment may be amended only by a written instrument signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Assignee greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Assignee under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

         16. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

         17. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         18. California Law and Jurisdiction. This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Orange County, California.

         19. Confidentiality. In handling any confidential information, Assignee shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Assignor and have delivered a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee.

         20. WAIVER OF RIGHT TO JURY TRIAL. ASSIGNEE AND ASSIGNOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ASSIGNEE AND ASSIGNOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF ASSIGNEE OR ASSIGNOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ASSIGNEE OR ASSIGNOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.


ADDRESS OF ASSIGNOR:                               ASSIGNOR:

2722 South Fairview Street                         ALPHA MICROSYSTEMS
Santa Ana, California  92704

                                                   By:  DOUGLAS J. TULLIO
                                                        ------------------------
                                                   Name:  DOUGLAS J. TULLIO
                                                          ----------------------

STATE OF CALIFORNIA               )
                                  ) ss.
COUNTY OF ________________        )


         On _____________________, 1995, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


                                                _______________________________

                                                  (Seal)

Exhibit "A-1" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                 EXHIBIT "A-1"

                             REGISTERED COPYRIGHTS

REG. NO.                          REG. DATE                                  COPYRIGHT
- --------                          ---------                                  ---------



See listing on Exhibit A-1 Continuation, attached hereto and made a part hereof.

EXHIBIT A-1 CONTINUATION


                               COPYRIGHT LISTS

COPYRIGHTS APPLIED FOR                  REGISTRATION DATE   NUMBER
- ----------------------                  -----------------   ------
16 PORT AM113 AUTOGEN 1.0 (B06)              09/02/88       346 916
8 PORT AM113 AUTOGEN 1.0 (B04)               09/02/88       346 920
16 PORT AM113 AUTOGEN 1.0 (B04)              09/02/88       346 919
4 PORT AM1 13 AUTOGEN 1.0 (B04)              09/02/88       346 889
32 PORT AM113 AUTOGEN 1.0 (B04)              09/02/88       346 918
32 Port AM113 Autogen 1.0 (B06)              09/02/88       346 917
ALPHAMATE 2.0(A00)                           09/02/88       346 890
ALPHAMATE 1.0(A00)                           09/02/88       346 914
UNLIMITED PORT AM-113 AUTOGEN 1.0 (B04)      09/02/88       346 915
UNLIMITED PORT AM-113 AUTOGEN 1.0 (B06)      09/02/88       346 913

Hdw Supp 1.6 (for AMOS "D")(D00)             11/15/88       351 885
Hdw Supp 2.2 (for AMOS 2.0)(D00)             11/15/88       351 893
AlphaNET 2.0(A00)                            11/15/88       351 577
AlphaCALC 1.2A(A00)                          11/15/88       351 888
AlphaCOBOL 2.0(A00)                          11/15/88       351 545
Amigos 1.0A(B00)                             11/15/88       351 918
AM-72/AM62G Terminal Support 1.0A(B00)       11/15/88       351 940

AMOS/32 2.0A(C01)                            02/06/89       375 500
AlphaC 1.0B (A00)
AMOS/L 2.0A (C01)                            02/06/89       375 498
SMC BASIC 1.0(A00)                           11/12/86       260-172
SMC BASIC 1.0A(A01)                          11/12/86       260-174
ALPHACALC 1.2(C01)                           03/30/87       276-619
ALPHACALC 1.0(A01)                           05/26/87       283 136
ALPHACALC 1.1(B00)                           05/26/87       283 135
ALPHACALC 1.1-3(B01)                         05/26/87       283 137
ALPHACOBOL 1.2A(A00)                         11/12/86       260 173
ALPHACOBOL 1.2A(B00)                         11/12/86       261 955

Videotrax German 2.1 (A00)                   09/28/87       299 430
Videotrax Spanish 2.1 (A00)                  09/28/87       299 431
Videotrax French 2.1 (A00)                   09/28/87       299 432
Videotrax 3.1 (A00)                          09/28/87       299 427
Videotrax 3.06 (A00)                         09/28/87       299 424
Videotrax 2.2 (A00)                          09/28/87       299 428

Alpha RJE/L 2.0 (B01)                        03/30/87       276 620
Alpha RJE/L JES III                          03/30/87       276 621
Alpha RJE/L 1.0 (A00)                        03/30/87       276 626

AM-515 1.0(A00)                              09/28/87       299 426
AM-515 Phase II 1.0(A01)                     09/28/87       299 429

AM 350 PHASE I UPDATE 1.0 (A00)              11/03/87       305 356
AM 350 PHASE II 1.1 (A00)                    11/03/87       305 357
AM 350 PHASE II 1.1 (A01)                    11/03/87       305 358

ALPHAWRITE 1.1A-A (B01)                      03/30/87       276 625
ALPHAWRITE 1.0 (A00)                         03/30/87       276 624
ALPHAWRITE 1.0A(A01)                         03/30/87       276 623
ALPHAWRITE 1.1 (B00)                         03/30/87       276 622
ALPHAWRITE 1.2 (C00)                         11/17/86       275 799

UNIX PORTING TOOLS 1.0                       07/18/86       268-178
ALPHA C 1.0                                  07/18/86       268-179
AM-640 1.0(A00)                              10/02/87       307 324

AMOS/L 2.0 (B03)                             06/09/88       333-277
AMOS/L 1.3C (A00)                            09/28/87       299 433
                                             06/09/88       333 278
AMOS/L 1.3D (A00)                            06/27/88       331 385
AMOS/L 1.0A(C00)                             10/02/87       307 325
AMOS/L 1.0B (D00)                            10/02/87       307 323
AMOS/L 1.0(A01)                              10/02/87       307 322
AMOS/L VERSION 1.3                           11/10/86       268-177
AMOS/L VERSION 1.2                           10/10/85       218 563
AMOS/L VERSION 1.1                           10/10/85       218 562
AMOS VERSION 1.0                             10/10/85       227 303
AMOS/L VERSION 1.3B(A02)                     12/23/86       266 880
AMOS/L VERSION 1.1 A                         12/09/83       403 376
AMOS/32 1.0A (A00)                           06/09/88       342 755
AMOS/32 2.0 (B03)                            06/09/88       342 768
AMOS/32 1.0D(A00)                            06/27/88       331-384
AMOS/32 1.0B(B06)                            08/18/88       340-147
AMOS/32 1.01(A00)                            09/28/87       299 423

AlphaMAIL 1.0A(A00)                          06/27/88       331 386
AlphaMAIL 1.0A(B00)                          06/27/88       331 387
AlphaMAIL 1.0 (A00)                          11/12/86       260-168

Hardware Support Software 2.0 (B00)          06/09/88       333-276
Hardware Support Software 1.2 (C00)          06/27/88       333-120
Hardware Support Software 1.1 (B06)          06/27/88       333-121

4 PORT AM113 AUTOGEN 1.0 (B06)               08/18/88       341-985
AMIGOS 1.0 (A01)                             08/18/88       340-145
LASER PRINTER SUPPORT 1.0(A00)               08/18/88       340-146
AMOS 32 1.0B(B06)                            08/18/88       340-147

SYSXER 1.0(A00)                              03/18/88       340-148
Hdw Supp 1.5 (for 1.3/D1.0D)(A00)            09/09/88       346-086
AlphaWRITE 1.2A (A00)                        09/09/88       346-087
AM-324 VME LPR Support                       09/09/88       346-084

4 Port AM-113 Autogen 1.0(B06)               09/09/88       346-083
8 Port AM-113 Autogen 1.0(B06)               09/09/88       346-085

16 PORT AM-113 AUTOGEN 1.0                   02/13/90       410-288
8 PORT AM-113 AUTOGEN 1.0                    02/13/90       410-289
ALPHAMATE/AMOS 2.0                           02/13/90       410-287
ALPHAMATE 2.0 PC SUPPORT                     09/20/89       386-541
ALPHAMATE 3.0 PC SUPPORT                     09/20/89       386-542
ALPHAMATE/DOS 2.0                            09/20/89       386-538
ALPHANET 1.0                                 02/13/90       410-286
32 PORT AM-113 AUTOGEN 1.0                   09/20/89       386-540
ELS/MS-DOS UPDATE 2.0                        09/20/89       386-539
ALPHAMATE 3.0 AMOS SUPPORT                   09/20/89       386-537

Hdw Sup 3.0                                  12/20/89       397-590
  (for Amos 2.1)(A00)
AlphaCOBOL 1.2B(A01)                         12/20/89       397-533
Amos/L 2.1(A00)                              12/20/89       409-166
Amos/32 2.1(A00)                             12/20/89       397-591
Amos 645 Support 1.0(A00)                    12/20/89       398-319
Hdw Sup 2.5 (For AMOS 2.0A)(A00)             12/20/89       398-318
AlphaPASCAL 1.0(A01)                         12/20/89       398-317
AlphaMATE/MS DOS 1.0(B00)                    12/20/89       398-316
Hdw Sup 2.6 (For AMOS 2.0A)(B00)             12/20/89       398-315
Hdw Sup 1.7 (For AMOS "D")(F00)              12/20/89       398-314
ELS/MS-DOS Supp 1.0A(A02)                    12/20/89       398-313
ELS/MS-DOS Update 1.0A(A00)                  12/20/89       398-312
Unlimited Port AM-113 Autogen 1.0(B03)       12/20/89       398-311
4 Port AM-113 Autogen 1.0(B03)
AlphaNet 2.1 (B00)                           04/18/90       412-292
Ver-A-Tel 1.0 EL TIS (A00)                   04/18/90       423-849
Ver-A-Tel 1.0 TIS (A00)                      04/18/90       423-853
Ver-A-Tel 1.0 EL RACS (A00)                  04/18/90       423-850
Ver-A-Tel 1.0 RACS (A00)                     04/18/90       423-851
Ver-A-Tel 1.0 Prompts(A00)                   04/18/90       423-852
Videotrax 4.0 (A00)                          04/18/90       412-291
Monver 1.0 (A00)                             04/18/90       423-848
Multi 1.0 (A01)                              04/18/90       412-290
Multi 2.0 (A00)                              04/18/90       412-289
Hdw Sup 1.8 (For AMOS "D") (G00)             04/18/90       412-285
Hdw Sup 1.9 (For AMOS "D") (J00)             04/18/90       412-288
Hdw Sup 2.7 (For AMOS 2.0A) (C00)            04/18/90       412-287
Hdw Sup 2.8 (For AMOS 2.0A) (D00)            04/18/90       412-286
Hdw Sup Software 1.0(A00)                    09/27/90       434-955
Hdw Sup Software 1.0(A03)                    09/27/90       434-956
Hdw Sup Software 1.1(A05)                    09/27/90       434-954
Hdw Sup 1.6 PRI (For AMOS "D")(E00)          09/27/90       434-953
Hdw Sup 1.8 PR3 (For AMOS "D")(H00)          09/27/90       434-952
Hdw Sup 2.0 (A04)                            09/27/90       434-951
Hdw Sup 3.1 (For AMOS 2.1)(B00)              09/27/90       434-950
Hdw Sup 3.2 (For AMOS 2.1)(D00)              09/27/90       434-949
Ver-A-Tel 1.0A RACS(B00)                     09/27/90       434-948
Ver-A-Tel VVS 2.0(B00)

Ver-A-Tel 1.0A El Racs(B00)                  09/27/90       434-947
Ver-A-Tel 1.0A El Tis(B00)                   09/27/90       434-945
Ver-A-Tel 1.0A Tis(B00)                      09/27/90       434-946
Ver-A-Tel VVS 2.0(B00)                       09/27/90       434-938
AMOS/L 1.3E(A00)                             09/27/90       434-939
AMOS/LC 1.3E(A00)                            09/27/90       434-957
AMOS/LC 1.3F(B00)                            09/27/90       434-959
AMOS/LC 2.1A(A00)                            09/27/90       434-958
AM-645 Support 1.0A(B00)
Rexon Disk Diagnostics 1.32(A00)             09/27/90       434-937
Rexon Disk Diagnostics 1.33(B00)             09/27/90       434-942
Rexon Disk Diagnostics 1.4 (C00)             09/27/90       434-943
Rexon Disk Diagnostics 1.5(D00)              09/27/90       434-941
E3270 3.0(C00)                               09/27/90       434-940
AlphaHealthCare FOCUS M                      07/06/93       545-934
AlphaHealthCare FOCUS 5.2                    7/20/93        546-052
RJE Plus 3.0(A00)                            09/27/90       434-944
AMOS/L 2.1B                                  09/27/94       656-550
8 PORT AM-113 AUTOGEN 1.2                    09/27/94       648-554
4 PORT AM-113 AUTOGEN 1.2                    09/27/94       648-940
AMPC 2.0 AUTOGEN 2.2A PR 5/92
8 PORT AMPC 2.0 AGEN 1.4
AMOS 2.2A PR5/92                             09/27/94       648-939
4 PORT AM-113 AGEN 1.4                       09/27/94       648-941
AMPC 2.0 AGEN 2.2B PR 11/92                  09/27/94       656-556
AMOS/L 1.4                                   09/27/94       656-543
AMOS/32 1.4                                  09/27/94       652-520
AMOS/LC 1.4                                  09/27/94       652-521
AMOS/32 1.4A                                 09/27/94       652-522
AMOS/L 1.4A                                  09/27/94       652-523
AMOS/LC 1.4A                                 09/27/94       652-517
4 PORT AMPC 2.0 AGEN 1.4                     09/27/94       653-557
AMOS 2.2B PR8/92                             09/27/94       653-555
AMOS/LC 2.1B                                 09/27/94       656-553
ALPHARJE 3.0                                 09/27/94       656-551
8 PORT AM-113 AGEN 1.4
ALPHAOFFICE 1.0                              12/12/94       664-315
ALPHACALC 2.0                                12/12/94       663-955
ALPHANET 2.3                                 12/12/94       663-616
ALPHAC 1.1                                   12/12/94       663-954
AMIGOS 1.1                                   12/12/94       664-540
ESP 2.1 PR5/93
ALPHANET 2.2A                                12/12/94       663-617
ALPHANET 2.2                                 12/12/94       663-618
SYSXER/DIAGNOSTICS 2.4                       12/12/94       663-957
SYSXER/DIAGNOSTICS 3.0 (D00)                 12/12/94       663-959
SYSXER/DIAGNOSTICS 2.5                       12/12/94       663-956
ALPHAWRITE 2.1A                              12/12/94       664-759
ALPHAWRITE 2.1                               12/12/94       664-758
ALPHAWRITE 2.1B                              12/12/94       664-760
ALPHAWRITE 2.0                               12/12/94       664-757
ALPHAWRITE 2.1C                              12/12/94       664-539

MUTI 2.1                                     12/12/94  664-542
ALPHATCP 1.0                                 12/12/94  664-314
ALPHATCP 1.1                                 12/12/94  664-756
SYSXER/DIAGNOSTICS 3.0 (C00)                 12/12/94  663-958
PANDA 1.0(BP4)

Voice Oper. Sys 1.0 (A00)                    04/04/94  629-496
Hdw. Sup 1.11 (M00)                          04/04/94  629-022
Hdw. Sup 1.12(P00)                           04/04/94  626-024
Hdw. Sup 3.3 (F00)                           04/04/94  629-023
Hdw. Sup 1.10 (K00)                          04/04/94  629-025
AMOS/32 1.0B (B06)                           06/27/88  341-664
AMOS/32 1.0 (A00)                            09/28/87  299-422
AMOS/L Version 1.0                           10/10/85  227-304
AMOS/L Version 1.1 A (68)                    10/15/85  222-223
AlphaC 1.0B(A00)                             02/06/89  375-499

Exhibit "A-2" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                 EXHIBIT "A-2"

                            UNREGISTERED COPYRIGHTS


                           DESCRIPTION OF COPYRIGHTS

Exhibit "A-3" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                 EXHIBIT "A-3"



                       DESCRIPTION OF LICENSE AGREEMENTS

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                  EXHIBIT "B"

                                    PATENTS

DOCKET NO.                COUNTRY SERIAL NO.                FILING DATE              STATUS
- ----------                ------------------                -----------              ------

Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                  EXHIBIT "C"

                                   TRADEMARKS


MARK                              COUNTRY          SERIAL NO.                STATUS
- ----                              -------          ----------                ------